UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

Quartzsea Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42555	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QSEAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QSEA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth of one ordinary share	QSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Quartzsea Acquisition Corporation, a Cayman Islands exempted company (“Quartzsea”), Cuisine Universal Packaging Solution, a Cayman Islands exempted company and wholly-owned subsidiary of the Quartzsea (“Purchaser”), CUPS Sub Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (“Merger Sub”) and Broadway Technology Inc, a Cayman Islands exempted company (“Broadway Tech”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including Quartzsea’s and Broadway Tech’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Quartzsea or Broadway Tech following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of Quartzsea or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from PRC regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Broadway Tech or the combined company may be adversely affected by other economic, business, and/or competitive factors and (12) other risks and uncertainties to be identified in the Registration Statement filed by Quartzsea and Parent (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by Quartzsea and Broadway Tech. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Quartzsea, Purchaser, Merger Sub, Broadway Tech, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Quartzsea and Purchaser will file relevant materials with the SEC, including a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to such transaction. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from the Company. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Quartzsea at 1185 Avenue of the Americas, Suite 304 New York, NY.

INVESTORS AND SECURITY HOLDERS OF QUARTZSEA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT QUARTZSEA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUARTZSEA, BROADWAY TECH AND THE TRANSACTIONS.

Participants in Solicitation

Quartzsea, Purchaser, Merger Sub, Broadway Tech, certain shareholders of Broadway Tech, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Quartzsea ordinary shares in respect of the proposed transaction. Information about Quartzsea’s directors and executive officers and their ownership of Quartzsea’s ordinary shares is set forth in Quartzsea’s initial public offering prospectus dated March 18, 2025 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2025, Broadway Technology Inc, a Cayman Islands exempted company (the “Broadway Tech”), a leading manufacturer of high-quality PET (polyethylene terephthalate) cups and lids through its operating subsidiary Zhejiang Gaokai New Materials Co., Ltd., Pivot Technology Holding Inc, a BVI business company organized under the Laws of the British Virgin Islands, and Zenith Technology International Inc, a BVI business company also organized under the Laws of the British Virgin Islands (each, a “Principal Shareholder” and collectively, the “Principal Shareholders”), Fan Zhang, an individual, solely in his capacity as the shareholder representative, agent and attorney-in-fact of the Principal Shareholders (the “Principal Shareholders’ Representative”), Quartzsea Acquisition Corporation, a Cayman Islands exempted company (the “Parent”), Cuisine Universal Packaging Solution, a Cayman Islands exempted company and wholly-owned subsidiary of the Parent (the “Purchaser”), and CUPS Sub Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”), entered into a Merger Agreement (the “Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated by the Agreement, Quartzsea will merge with and into Purchaser, resulting in all Quartzsea shareholders becoming shareholders of the Purchaser as described under the below section titled “SPAC Merger.” Concurrently therewith, Merger Sub will merge with and into Broadway Tech, with Boardway Tech surviving the merger and resulting in Purchaser acquiring 100% of the issued and outstanding equity securities of Broadway Tech (the “Acquisition Merger”). Upon the closing of the Acquisition Merger, the ordinary shares of Purchaser issued shall be reclassified into class A ordinary shares (“Purchaser Class A Ordinary Shares”) and class B ordinary shares (“Purchaser Class B Ordinary Shares,” together with Purchaser Class A Ordinary Shares, “Purchaser Ordinary Shares”) where each Purchaser Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to a vote at general and special meetings of the post-closing company and each Purchaser Class B Ordinary Share shall be entitled to 10 votes on all matters subject to a vote at general and special meetings of the post-closing company.

The aggregate consideration to be paid to Broadway Tech shareholders for the Acquisition Merger is $520,000,000, payable in newly issued Purchaser Ordinary Shares equal to $520,000,000 divided by $10.00 per share (the “Closing Payment Shares”).

Furthermore, the parties agreed that immediately following the closing the Acquisition Merger, Purchaser’s board of directors will consist of one (1) director designated by Quartzsea and four (4) directors designated by Broadway Tech. The Purchaser’s board of directors will comply with the requirements of Nasdaq, subject to applicable exemptions.

SPAC Merger

At the SPAC Effective Time, Quartzsea will be merged with and into Purchaser, the separate corporate existence of Quartzsea will cease and Purchaser will continue as the surviving corporation (the “SPAC Merger”). In connection with the SPAC Merger, Quartzsea’s issued and outstanding units shall separate into its individual components of one ordinary share and one right, and all units shall cease to be outstanding and shall automatically be canceled, and each of Quartzsea’s issued and outstanding securities will be converted into an equivalent amount of Purchaser’s securities:

●	Each Quartzsea ordinary share will be converted automatically into one Purchaser Class A Ordinary Share;

●	At the Closing of the Mergers, all Purchaser Rights shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. The holders of Purchaser Rights instead will receive one-fifth (1/5) of one Purchaser Class A Ordinary Share in exchange for the cancellation of each Purchaser Right.

Representations and Warranties

In the Agreement, Broadway Tech and Principal Shareholders make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) proper corporate organization of Broadway Tech and its affiliates and subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) neither the execution, delivery nor performance of the Agreement need any consent, approval, license or other action of any government authority; (d) absence of conflicts; (e) capital structure; (f) accuracy of charter documents and corporate records; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) ownership of real property; (m) licenses and permits; (n) compliance with laws; (o) ownership of intellectual property; (p) customers and suppliers; (q) employment and labor matters; (r) taxes matters; (s) environmental matters; (t) brokers and finders; (u) that Broadway Tech is not an investment company; (v) no Action pending or threatened against Broadway Tech; and (w) other customary representations and warranties.

In the Agreement, Purchaser Parties make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) no governmental authorization required; (d) Non-Contravention; (e) brokers and finders; (f) capital structure; (g) validity of share issuance; (h) minimum trust fund amount; (i) validity of Nasdaq Stock Market listing; (j) SEC filing requirements and financial statements; (k) litigation; (l) compliance with laws; (m) material contracts; (n) not an investment company; and (o) other customary representations and warranties.

Conduct Prior to Closing; Covenants

The parties have made customary representations, warranties and covenants in the Agreement, including, among other things, covenants with respect to the conduct of Broadway Tech and its affiliates/subsidiaries prior to the closing of the business combination. The parties have also agreed to customary “no shop” obligations.

The Agreement also contains covenants providing for, among other things:

●	Purchaser shall prepare with the assistance, cooperation and commercially reasonable efforts of Broadway Tech, and file with the SEC the Registration Statement in connection with the registration under the Securities Act of Purchaser Ordinary Shares to be issued in the Mergers, which Registration Statement will also contain a proxy statement of Quartzsea; and

●	all rights to exculpation, indemnification and advancement of expenses existing in favor of D&O indemnified persons shall survive the closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law.

Conditions to Closing

General Conditions

Consummation of the Agreement and the transactions is conditioned on, among other things, (i) no provisions of any applicable Law, and no Order shall prohibit or prevent the consummation of the closing; (ii) there shall not be any Action brought by a third party that is not an Affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) Broadway Tech and Quartzsea receiving approval from their respective shareholders to the transactions; (iv) the SEC shall have declared the Registration Statement effective; (v) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued; (vi) the Additional Agreements shall have been entered into and the same shall be in full force and effect; (vii) the completion of the CSRC filing; and (viii) continued listing of Purchaser on Nasdaq and Nasdaq approval for listing the Closing Payment Shares on Nasdaq.

Broadway Tech’s Conditions to Closing

The obligations of Broadway Tech to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Purchaser Parties complying with all of their obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Purchaser Parties being true on and as of the closing date of the transactions and Purchaser Parties complying with all required covenants in the Agreement;

●	Purchaser Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act;

●	there having been no material adverse effect on Purchaser Parties; and

●	Purchaser Parties shall have executed and delivered to Broadway Tech each Additional Agreement to which it is a party.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	Broadway Tech and its subsidiaries complying with all of the obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Broadway Tech and its subsidiaries being true on and as of the closing date of the transactions and Broadway Tech and its subsidiaries complying with all required covenants in the Agreement;

●	all necessary governmental approvals have been received in form and substance reasonably satisfactory;

●	there having been no material adverse effect on Broadway Tech; and

●	Quartzsea receiving duly executed legal opinions from Broadway Tech’s PRC counsel and Cayman Islands counsel.

●	Broadway Tech shall have executed and delivered to Purchaser Parties each Additional Agreement to which it is a party.

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to Quartzsea’s shareholders, by:

●	mutual written consent of Quartzsea and Broadway Tech in case of any of the following: (a) failure to obtain required regulatory approvals despite using commercially reasonable efforts; (b) a material adverse change affecting the other party; (c) the failure of any closing condition that is not within the reasonable control of the terminating party; or (d) mutual agreement of the parties;

●	Quartzsea, if Broadway Tech shall have materially breached any of its representations, warranties, agreements or covenants contained in the Agreement or in any Additional Agreement to be performed on or prior to the Closing Date and such breach shall not be cured within fifteen (15) days following receipt by Broadway Tech of a notice describing in reasonable detail the nature of such breach, or if the Agreement, the Plan of Acquisition Merger or the transactions contemplated thereby fail to be authorized or approved by the shareholders of Broadway Tech. For avoidance of doubt, if Broadway Tech shall have failed to deliver the Audited Financial Statements and the Interim U.S. GAAP Financial Statements by August 31, 2025 and such breach shall not be cured within fourteen (14) days following receipt by Broadway Tech of a notice describing such breach, such breach shall constitute a material breach of the Agreement;

●	Broadway Tech, if any Purchaser Party shall have materially breached any of its covenants, agreements, representations, and warranties contained in the Agreement or in any Additional Agreement to be performed on or prior to the Closing Date and such breach shall not be cured within fifteen (15) days following receipt by such Purchaser Party(s) of a notice describing in reasonable detail the nature of such breach;

●	either party, if the other party causes a delay in the business combination process after the signing of the Agreement that exceeds six (6) months. For the avoidance of doubt, any delay resulting from regulatory, policy, or governmental approvals or filings, including but not limited to approvals or filings with the SEC or the CSRC, in connection with the transactions contemplated in the Agreement, shall not be deemed attributable to either party. However, this exclusion shall not apply to delays caused by a party’s failure to submit any necessary or required documents to the relevant regulatory or governmental authorities in a timely and complete manner.

●	In the event that the Agreement is terminated upon default of the other party, the breaching party or the delaying party shall be obligated to pay the non-breaching party or non-delaying party a break-up fee of $500,000, within five (5) business days after termination of the Agreement by the non-breaching party or non-delaying party.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

Shareholder Support Agreement

Concurrently with the execution of the Agreement, certain shareholders of Broadway Tech entered into a support agreement with the Parent, pursuant to which each such shareholder of Broadway Tech agreed to vote in favor of the business combination, subject to the terms of such shareholder support agreement.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

Lock-up Agreement

In connection with the transactions, Purchaser shall enter into a lock-up agreement with certain Broadway Tech shareholders with respect to certain lock-up arrangements, which will provide that such Broadway Tech shareholders will not, within 180 days from the closing of the business combination (subject to earlier release if the closing price of Purchaser Class A Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period after the closing) and subject to certain exceptions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the ordinary shares issued in connection with the Acquisition Merger, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise. The lock-up applies to shareholders who hold more than twenty percent (20%) of Broadway Tech prior to the Acquisition Merger. All shares will also be subject to all applicable holding periods and requirements under the Securities Act of 1933 and SEC rules.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated June 6, 2025
10.1	Shareholder Support Agreement, dated June 6, 2025
99.1	Press Release, dated June 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quartzsea Acquisition Corporation

Date: June 6, 2025	By:	/s/ Qi Gong
	Name:	Qi Gong
	Title:	Chief Executive Officer